UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2011

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, including area code:  (432) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

As previously reported, on March 11, 2011 and April 26, 2011 Clayton Williams Energy, Inc. (the “Company”) and several of its direct and indirect wholly owned subsidiaries (collectively, the “Guarantors”) entered into Purchase Agreements (the “Purchase Agreements”) with the Initial Purchasers (as defined in the Purchase Agreements) relating to the issuance and sale of $350,000,000 aggregate principal amount of the Company’s 7.75% senior notes due 2019 (the “Notes”).  The Notes were offered and sold in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.

In connection with the issuance of the Notes, the Company entered into registration rights agreements with the Initial Purchasers that require the Company and the Guarantors to file a registration statement with the Securities and Exchange Commission (the “SEC”) so that holders of the Notes can exchange the Notes for registered notes that have substantially identical terms as the Notes.  In addition, the registration rights agreements require the Company and the Guarantors to exchange the guarantees related to the Notes for registered guarantees having substantially the same terms as the original guarantees.  The Company and the Guarantors are required to pay additional interest on the Notes if they fail to comply with their obligations to register the Notes within one year from the date the Notes were issued.

All of the Company’s material wholly owned subsidiaries have issued full, unconditional and joint and several guarantees of the Notes and will also guarantee the notes issued in the exchange offer.  As a result, the Company is filing certain revised historical financial statements within exhibits to this Current Report on Form 8-K (this “Report”) to add condensed consolidating financial information to the following:

(1) Notes to the Audited Consolidated Financial Statements as of December 31, 2010 and 2009 and for the three years ended December 31, 2010 included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “Form 10-K”).  The Audited Consolidated Financial Statements as of December 31, 2010 are filed as Exhibit 99.1 to this Report and are incorporated by reference herein.

(2) Notes to the Unaudited Consolidated Financial Statements as of September 30, 2011 and December 31, 2010 and for the three months and nine months ended September 30, 2011 and 2010 included in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 (the “Form 10-Q”).  The Unaudited Consolidated Financial Statements as of September 30, 2011 are filed as Exhibit 99.2 to this Report and are incorporated by reference herein.

Except for the addition of the condensed consolidating financial information described above, the Company has not modified or updated other disclosures contained in the Consolidated Financial Statements and Notes thereto included in either of the Form 10-K or the Form 10-Q.  Accordingly, this Report, with the exception of the foregoing, does not reflect events occurring after the date of filing of the Form 10-K or the Form 10-Q, respectively, or modify or update those disclosures affected by subsequent events.  Consequently, all other information not affected by the additions described above is unchanged and reflects the disclosures and other information made at the date of the filing of the Form 10-K and the Form 10-Q and should be read in conjunction with our filings with the SEC subsequent to the filing of the Form 10-K and the Form 10-Q, respectively, including amendments to those filings, if any.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP

99.1	Historical audited financial statements and revised related disclosure as of December 31, 2010 and 2009 and for the three years ended December 31, 2010

99.2	Historical unaudited financial statements and revised related disclosure as of September 30, 2011 and December 31, 2010 and for the three months and nine months ended September 30, 2011 and 2010

101.INS	XBRL Instance Document

101.SCH	XBRL Schema Document

101.CAL	XBRL Calculation Linkbase Document

101.DEF	XBRL Definition Linkbase Document

101.LAB	XBRL Labels Linkbase Document

101.PRE	XBRL Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date: December 13, 2011	By:	/s/ Mel G. Riggs
Mel G. Riggs
Executive Vice President and
Chief Operating Officer

Date: December 13, 2011	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP

99.1	Historical audited financial statements and revised related disclosure as of December 31, 2010 and 2009 and for the three years ended December 31, 2010

99.2	Historical unaudited financial statements and revised related disclosure as of September 30, 2011 and December 31, 2010 and for the three months and nine months ended September 30, 2011 and 2010

101.INS	XBRL Instance Document

101.SCH	XBRL Schema Document

101.CAL	XBRL Calculation Linkbase Document

101.DEF	XBRL Definition Linkbase Document

101.LAB	XBRL Labels Linkbase Document

101.PRE	XBRL Presentation Linkbase Document